                                WARRANT AGREEMENT
                                -----------------

THIS WARRANT HAS BEEN AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED
PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND
NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED,
HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT
IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT UNLESS SOLD PURSUANT TO RULE 144
OF SUCH ACT OR UNLESS SUCH SALE, OFFER, PLEDGE, HYPOTHECATION OR TRANSFER IS
OTHERWISE EXEMPT FROM REGISTRATION. THE COMPANY MAY REQUEST A WRITTEN OPINION OF
COUNSEL (FROM COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY) REASONABLY
SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN
CONNECTION WITH SUCH SALE, OFFER, PLEDGE, HYPOTHECATION OR OTHER TRANSFER. THIS
WARRANT OR ANY CERTIFICATE FOR SUCH SECURITIES MUST BE SURRENDERED TO THE
COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE,
HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SECURITIES
REPRESENTED HEREBY OR THEREBY.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                              BIOFIELD CORPORATION

                          DATED AS OF SEPTEMBER 1, 2004
                           VOID AFTER AUGUST 31, 2009

                               WARRANT TO PURCHASE
                                164,500 SHARES OF
                                  COMMON STOCK
                             (SUBJECT TO ADJUSTMENT)

     THIS CERTIFIES THAT, for value received, Capital Growth Financial, LLC, its endorsees, transferees successors, and assigns (the "HOLDER"), is entitled, subject to the terms and conditions set forth below, to purchase from Biofield
Corporation, a Delaware corporation (the "COMPANY"), shares of the Company's
Common Stock, $.001 par value per share (the "SHARES"), in the amount and at the price per share set forth in Section 1 below (subject to adjustment as provided below), subject to the provisions and upon the terms and conditions set forth herein. The term "WARRANT" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

     1. Number and Price of Shares.

          (a) Number of Shares. The Holder shall have the right to purchase at any time after the date hereof up to 164,500 Shares (as may be adjusted pursuant hereto) prior to the expiration of this Warrant as provided in Section 10 hereof.

          (b) Exercise Price. The exercise price per Share shall be equal to
$.20 per Share, as adjusted from time to time pursuant to Section 8 hereof (the
"EXERCISE PRICE").

     2. Exercise Of Warrants.

          (a) Cash Exercise. The purchase rights represented by this Warrant may be exercised at the election of the Holder, in whole or in part, at any time, and from time to time, prior to the expiration of this Warrant as set forth in
Section 10, by (i) the tender to the Company at its principal office (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the
Company) of a notice of exercise in the form attached hereto as EXHIBIT A (the
"NOTICE OF EXERCISE"), duly completed and executed on behalf of the Holder, together with the surrender of this Warrant, and (ii) the payment to the Company of an amount equal to the Exercise Price multiplied by the number of Shares being purchased by wire transfer or certified, cashier's or other check acceptable to the Company and payable to the order of the Company.

          (b) Net Issue Exercise. In lieu of exercising this Warrant pursuant to
Section 2(a) above, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), the Holder may elect to receive a number of Shares equal to the value of this
Warrant (or of any portion thereof remaining unexercised) by surrender of this
Warrant at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) together with the properly endorsed Notice of Exercise and notice of such election, in which event the Company shall issue to the Holder that number of Shares computed using the following formula:

               Y (A - B)
          X =  ---------
                   A

          Where:

          X = the number of Shares to be issued to the Holder;

          Y = the number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

          A = the fair market value of one share of the Shares (at the date of such calculation); and

          B = the Exercise Price (as adjusted to the date of such calculation).

          For purposes of the calculation above, the fair market value of one
(1) Share shall be determined by the Board of Directors of the Company, acting in good faith; provided, however, that where a public market exists for the
Company's Common Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common
Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National
Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Wall Street Journal for the twenty (20) trading day period ending two (2) trading days prior to the date of determination of fair market value.

          (c) Stock Certificates. This Warrant shall be deemed to have been exercised and the Shares shall be deemed to have been issued immediately prior to the close of business on the date of its tender for exercise as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for that number of shares issuable upon such exercise. In the event that this Warrant is exercised in part and has not expired, the Company shall execute and deliver a new Warrant with the same terms and conditions for the number of Shares that remain subject to this Warrant.

          (d) Taxes. The Holder shall be responsible for any taxes arising from the issue and delivery of any certificate in a name other than that of the
Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     3. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this
Warrant. In lieu of such fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     4. Replacement of Warrant. On receipt of evidence reasonable satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the
Company at the expense of the Holder shall execute and deliver, in lieu of this
Warrant, a new warrant of like tenor and amount.

     5. Representations and Warranties of the Holder.

          (a) No Registration. The Holder understands that this Warrant and the
Shares issuable upon exercise of this Warrant (the "SECURITIES") have not been, and will not be except as provided herein, registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations as expressed herein or otherwise made pursuant hereto.

          (b) Investment Intent. The Holder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, except as permitted herein.

          (c) Investment Experience. The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

          (d) Speculative Nature of Investment. The Holder acknowledges that its investment in the Company is highly speculative and entails a substantial degree of risk and the Holder is in a position to lose the entire amount of such investment.

          (e) Accredited Investor. The Holder is an "accredited investor" or
"sophisticated investor" within the meaning of rules and regulations promulgated by the Securities and Exchange Commission.

          (f) Residency. The residency of the Holder is correctly set forth on the signature page hereto.

          (g) Restriction on Resales. The Holder acknowledges that the
Securities must be held indefinitely unless subsequently registered under the
Securities Act or unless an exemption from such registration is available. The
Company has no present intention of registering such Securities, except as disclosed to the Holder. The Holder further understands that there is no assurance that any exemption from registration under the Securities Act will be available or, if available, that such exemption will allow the Holder to dispose of or otherwise transfer any or all of the Securities under the circumstances, in the amounts or at the times the Holder might propose.

          (h) Authorization.

               (i) The Holder has all requisite power and authority to execute and deliver this Warrant, to purchase the Shares issuable upon exercise of this
Warrant and to carry out and perform its obligations under the terms and conditions of this Warrant. All action on the part of the Holder necessary for the authorization, execution, delivery and

performance of this Warrant, and the performance of all of the Holder's obligations under this Warrant, has been taken or will be taken prior to the purchase of this Warrant.

               (ii) This Warrant, when executed and delivered by the Holder, will constitute a valid and legally binding obligation of the Holder, enforceable in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

               (iii) No consent, approval, authorization, order, filing,
registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Holder in connection with the execution and delivery of this Warrant or the performance of the Holder's obligations hereunder.

          (i) Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Warrant. With respect to such matters, the Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Warrant.

     6. Transfer of Warrants; Restrictions on Transfer.

          (a) Warrant Register. The Company shall maintain a register (the
"WARRANT REGISTER") containing the name and address of the Holder or Holders.
Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any written notice or written communication required or permitted to be given to the Holder may be delivered or given by any method provided in Section
11(d) hereof. Until this Warrant is transferred in compliance with the terms hereof, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 6(a) above, issuing the Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of such agent.

          (c) Transferability and Non-negotiability of Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, including without limitation compliance with

the restrictions on transfer set forth in Section 6(e) hereof, title to this
Warrant may be transferred by endorsement (by the transferor and the transferee executing the assignment form (the "ASSIGNMENT FORM") attached hereto as EXHIBIT
B) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

          (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange and a properly endorsed Assignment Form, and subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant or warrants with the same terms and conditions, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise thereof and the Company shall promptly register any such transfer upon the Warrant Register.

          (e) Restrictions on Transfer of Warrants and Shares; Compliance with
Securities Laws.

               (i) The Holder agrees not to make any disposition of all or any portion of the Shares or this Warrant unless and until, and it shall be a condition to the transfer of all or any portion of the Shares or this Warrant that: (1) there is then in effect a registration statement under the Securities
Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (2) (A) the Holder shall have notified the Company of the proposed disposition and shall have furnished the
Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) the transferee shall have agreed in writing to be bound by the terms and conditions of this Warrant to the same extent as if such transferee were the original Holder hereunder, (C) the transferee shall have confirmed to the satisfaction of the Company that the Shares or the Warrant purchased are being acquired solely for the transferee's own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale except as provided herein and that the transferee shall have confirmed such other matters related thereto as may be reasonably requested by the
Company, and (D) if requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Warrant or such
Shares under the Securities Act; provided, however, that no registration or opinion of counsel shall be required, with respect to a transfer by a Holder which is: (i)a partnership, to an affiliate of such partnership; or a corporation, to a wholly owned subsidiary of such corporation or in a distribution to its stockholders; (ii) a partnership or affiliated partnership, to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner; or (iii) a limited liability company, to a member of such limited liability company or a retired member who resigns after the date hereof or to the estate of any such member or retired member; provided further that the transferee in each case agrees in writing to be bound by and subject to the terms, conditions, restrictions, obligations and other limitations set forth in this Warrant to the same extent as if it were an original party hereunder (each a "PERMITTED TRANSFER"). This Warrant or any portion hereof and any Shares issuable pursuant to

the exercise of this Warrant that are transferred to a transferee shall be subject to the terms, conditions, restrictions, obligations and other limitations set forth herein.

               (ii) Unless exercised pursuant to an effective registration statement under the Securities Act that includes the Shares with respect to which the Warrant was exercised, it shall be a condition to any exercise of this
Warrant that the Holder shall have confirmed to the satisfaction of the Company that the Shares so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale except as provided herein and that the Holder shall have confirmed such other matters related thereto as may be reasonably requested by the Company.

               (iii) This Warrant and all Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form
(in addition to any legend required by state securities laws):

     THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT
     AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION
     THEREOF. SUCH SECURITIES AND THE SECURITIES ISSUED HEREUNDER AND THEREUNDER
     HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
     "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED, PLEDGED,
     HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION
     OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS
     COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND
     PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE
     SECURITIES LAWS. THE WARRANT AGREEMENT OR ANY CERTIFICATE FOR SUCH
     SECURITIES MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A
     CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER
     TRANSFER OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY OR
     THEREBY.

     7. Reservation of Stock. The Company covenants that during the term this
Warrant is exercisable, the Company shall have reserved from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles or Certificate of Incorporation, as the case may be, to provide sufficient reserves of shares of Common issuable upon exercise of the Warrant. The Company agrees that its issuance of this
Warrant shall constitute full authority of its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Shares upon the exercise of this Warrant.

     8. Adjustment Rights.

     The number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

          (a) Merger. If at any time there shall be any reorganization, recapitalization, merger or consolidation involving the Company in which shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein) are converted into or exchanged for securities, cash or other property, other than as would cause the expiration of this Warrant under Section 10 hereof, then, as a part of such reorganization, recapitalization, merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of its rights to purchase the Shares hereunder, the kind and amount of securities, cash or other property of the successor corporation resulting from such reorganization, recapitalization, merger or consolidation, equivalent in value to that which a holder of the Common Stock deliverable upon exercise of the right to purchase the Shares hereunder would have been entitled in such reorganization, recapitalization, merger or consolidation if the right to purchase the Shares hereunder had been exercised immediately prior to such reorganization, recapitalization, merger or consolidation. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of
Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, recapitalization, merger or consolidation to the end that the provisions of this
Warrant (including adjustments of the Exercise Price and number of shares of
Common Stock purchasable pursuant to the terms and conditions of this Warrant)
shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of the Holder's rights to purchase the Shares pursuant to this Warrant.

          (b) Reclassification of Shares. If the Company at any time shall, by combination, reclassification, exchange, capital reorganization or subdivision of securities or otherwise (other than a combination, reclassification, exchange or subdivision of shares or merger, reorganization or other transaction otherwise provided for herein), change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such combination, reclassification, exchange, capital reorganization, subdivision or other change. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the
Holder after the combination, reclassification, capital reorganization, exchange, subdivision or change to the end that the provisions of this Warrant
(including adjustments of the Exercise Price and number of shares of Common
Stock purchasable pursuant to the terms and conditions of this Warrant) shall be applicable after the event, as near as reasonably may be, in relation to any shares or other securities deliverable after that event upon the exercise of the
Holder's rights to purchase the Shares pursuant to this Warrant.

          (c) Subdivisions and Combinations. In the event that the Company shall at any time subdivide (by stock split, by payment of a stock dividend or otherwise) the

outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the
Exercise Price shall be proportionately decreased, and in the event that the
Company shall at any time combine (by reclassification or otherwise) the outstanding shares of Common Stock into a lesser number of shares of Common
Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

          (d) Adjustment of Warrant Exercise Price Upon Issuance of Shares of
Common Stock or Securities Convertible into Shares of Common Stock. After the date hereof, in the event the Company issues or commits to issue shares of
Common Stock at a price per share (or in the event the security is a security that is convertible into Common Stock, a conversion price) that is less than the
Exercise Price of this Warrant (as determined on the date of issuance), then the
Exercise Price of this Warrant shall be adjusted concurrently with such issuance to an amount equal to the lowest consideration paid (or conversion price set)
for such shares of Common Stock, provided that the Exercise Price shall not be so reduced to an amount that is less than $.01.

          (e) Adjustment in Number of Securities. Upon each adjustment of the
Exercise Price pursuant to the provisions of this Section 8, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be adjusted to the nearest whole number resulting from multiplying the Exercise
Price in effect immediately prior to such adjustment by the number of shares of
Common Stock issuable upon exercise of this Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (f) Notice of Adjustments. Upon any adjustment of the Exercise Price or any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant in accordance with this Section 8, then, and in each such case, the Company, within ten (10) days thereafter, shall give written notice thereof, in the form of a certificate of the chief financial officer, principal accounting officer, treasurer or controller of the Company, to the
Holder at the address of such Holder as shown on the Warrant Register of the
Company, delivered by any method provided in Section 11(d) hereof, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

          (g) Other Notices. In the event that the Company shall authorize: (1)
the issuance of any dividend or other distribution on the Common Stock (other than: (i) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase; (ii)

repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right; or (iii) repurchases of capital stock of the Company in connection with the settlement of disputes with any stockholder), whether in cash, property, stock or other securities; (2)
the voluntary or involuntary liquidation, dissolution or winding up of the
Company; or (3) any transaction resulting in the expiration of this Warrant pursuant to Section 10 hereof; then, in each such case, the Company shall give written notice thereof to the Holder at the address of such Holder as shown on the Warrant Register of the Company, delivered by any method provided in Section
11(d) hereof, at least ten (10) days prior to the effective date of such event.
The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the vote or written consent of the holders of a majority of the Shares issuable upon exercise of the Warrant.

     9. No Rights As Stockholders. Nothing contained herein shall entitle the
Holder to any rights as a Stockholder of the Company or to be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to Stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise or any other rights of a
Stockholder of the Company until the Warrant shall have been exercised and the
Shares purchasable upon exercise hereof shall have become deliverable as provided herein.

     10. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable as of the earlier of:

          (a) 5:00 p.m., Eastern standard time, on August 31, 2009; or

          (b) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any stock acquisition, reorganization, merger or consolidation) other than a transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Company held by such holders prior to such transaction, more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction or series of transactions, or (ii) a sale, lease or other conveyance of all or a majority of the assets of the Company.

                                       10

     11. Registration

          (a) The Company intends to file a Registration Statement covering shares of its Common Stock issued in connection with a recent financing in the amount of $329,000 in connection with which Capital Growth Financial, LLC acted as Placement Agent. The Company agrees to include the shares of Common Stock that would be issued to Holder upon exercise of the Warrant (the `WARRANT
SHARES") in such Registration Statement.

          (b) Mandatory Registration. The Company shall prepare and file with the Securities and Exchange Commission ("SEC") , upon a one time written demand of a majority of the Holders, either a Registration Statement on Form S-1 (or other applicable registration statement form), or an amendment to an existing
Registration Statement, in either event Registering for resale by Holder a sufficient number of shares of Common Stock for Holder to sell the number of shares of Common Stock that would be issued upon exercise of the WARRANT SHARES and any shares issued to the Holder pursuant to the exercise of the Warrant, at the time of filing of the Registration Statement (assuming for such purposes that the Warrant had been eligible to be exercised and had been exercised in accordance with its terms, whether or not such eligibility or exercise had in fact occurred as of such date). The Registration Statement shall state that, in accordance with Rule 416 and 457 under the Securities Act, it covers such indeterminate number of additional shares of Common Stock as may become issuable upon the exercise of the Warrant to prevent dilution resulting from stock splits or stock dividends. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective.

          (c) Optional, "Piggy-back" Registration. Whenever the Company proposes to register any of its common stock under the Securities Act (other than a registration statement on Form S-8), the Company will give prompt written notice to the Holder of its intention to effect such a registration and will include in such registration all Warrant shares held by the Holder with respect to which the Company has received a written request for inclusion therein from the Holder within 30 days after the delivery of the Company's notice.

          (d) Indemnification. To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the directors or Managers, if any, of the Holder, the officers, if any, of the Holder, each person, if any, who controls the Holder within the meaning of the Securities Act or the Securities
Exchange Act of 1934, as amended (the "EXCHANGE ACT") (each, an "INDEMNIFIED
PARTY"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "CLAIMS") to which any Holder may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such
Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration
Statement or any

                                       11

post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or
(iii) any material violation or alleged material violation by the Company of the
Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively,
"Violations"). The Company shall reimburse Investor, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such
Claim.

          (e) All expenses incurred by the Holder in connection with the preparation for registration and the registration and sale of Warrant Shares and shares issued to the Holder pursuant to the exercise of the Warrant will be paid by the Company.

     12. Miscellaneous.

          (a) Effective Date. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof.

          (b) Waiver and Amendment. Any provision of this Warrant may be amended, waived or modified only upon the written consent of the Company and the
Holder.

          (c) Successors and Assigns. This Warrant, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any party hereto without the prior written consent of the other party, except for a Permitted Transfer by the Holder. Any attempt by a party without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Warrant shall be void.
Subject to the foregoing and except as otherwise provided herein, the provisions of this Warrant shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties.

          (d) Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the address of the Company as shown below or at the respective addresses of the Holder or
Holders as shown on the Warrant Register maintained by the Company (any notice, request or other communication sent to the Company should be directed to the attention of the President or Chief Financial Officer of the Company) or at such other mailing, facsimile or

                                       12

electronic delivery address as the parties may designate in writing to one another. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

          (e) Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflicts of law provisions of the State of Florida, or of any other state.

          (f) Jurisdiction and Venue. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of any court within Palm Beach
County, State of Florida, in connection with any matter based upon or arising out of this Warrant or the matters contemplated herein, and agrees that process may be served upon them in any manner authorized by the laws of the State of
Florida for such persons.

          (g) Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be reasonably necessary to more fully effectuate this Warrant.

          (h) Entire Agreement. Except as expressly set forth herein, this
Warrant (including the exhibits attached hereto) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

          (i) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY
IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR
COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR
RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION,
ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

          (j) Counterparts. This Warrant may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

          (k) Titles and Subtitles. The titles and subtitles used in this
Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

                                       13

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of the date first above written.

                                Biofield Corporation

                                By:
                                    --------------------------

                                    --------------------------------------------
                                    David M. Long, Jr., M.D., Ph.D
                                    Chairman and Chief Executive Officer

                                    Address:

                                    1025 Nine North Drive
                                    Suite M
                                    Alpharetta, GA 30004

                                       14

                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO:          Biofield Corporation

ATTENTION:   Chairman and Chief Executive Officer

     (1) In lieu of exercising the attached Warrant for cash or check, the undersigned hereby elects to effect the net issuance provision of Section 2(b)
of the attached Warrant to Purchase Shares of Common Stock, dated as of
September 1, 2004 (the "WARRANT"), between Biofield Corporation and the Holder and receive ____________ (leave blank if you choose Alternative No. 2 below)
shares of Common Stock pursuant to the terms of the attached Warrant. Initial here if the undersigned elects this alternative: ___________.

     (2) The undersigned Holder hereby elects to purchase ________ (leave blank if you choose Alternative No. 1 above) shares of the Common Stock of Biofield
Corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

     (3) Please issue a certificate or certificates representing said shares of
Common Stock in the name of the undersigned or in such other name as is specified below:

                            ------------------------------------------
                            Name

                            ------------------------------------------
                            Address

     (4) Please issue a new Warrant for the unexercised portion of the attached
Warrant in the name of the undersigned or in such other name as is specified below:

                            ------------------------------------------
                            Name

                            ------------------------------------------
                            Address

     (5) The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other person and for investment and not with a view to, or for resale, except as permitted in the Warrant, in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares except under circumstances that will not result in a violation of the Securities Act of 1933, as

                                       15

amended, or any applicable state securities laws, and all representations and warranties of the undersigned set forth in Section 5 and Section 6(e) of the attached Warrant are true and correct as of the date hereof

----------------------------
Date

-----------------------------------------------
 Signature

                                 -----------------------------------------------
                                 Name

                                 -----------------------------------------------
                                 Title and Name of Entity (if signing on behalf
                                 of an entity)

                   (SIGNATURE PAGE TO THE NOTICE OF EXERCISE)

                                       16

                                    EXHIBIT B
                                 ASSIGNMENT FORM

ASSIGNOR:   ___________________________

COMPANY:    BIOFIELD CORPORATION

WARRANT:    THE WARRANT (THE "WARRANT") TO PURCHASE SHARES OF COMMON STOCK
ISSUED ON SEPTEMBER 1, 2004.

DATE:       ___________________, ______

     FOR VALUE RECEIVED, the undersigned registered Holder of the Warrant
("ASSIGNOR") hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

   NAME OF ASSIGNEE                   ADDRESS                 NUMBER OF SHARES

 --------------------            ------------------          -------------------

and does irrevocably constitute and appoint ______________________ as attorney to make such transfer on the books of ________________, maintained for the purpose, with full power of substitution in the premises.

     Each of the Assignor and Assignee also represent and warrant that, by assignment hereof, the Assignee acknowledges that the Warrant and the shares of stock to be issued upon exercise thereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of the Warrant or any shares of stock to be issued upon exercise thereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of the Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale, except as provided in the Warrant.

ASSIGNOR:                                      ASSIGNEE:

By:                                            By:
    --------------------------                     -----------------------------
    Name:                                          Name:
    Title:                                         Title:

    Address:                                   Address:
            ----------------------                     -------------------------

            ----------------------                     -------------------------

                                       17